Exhibit 3.1
STATE OF SOUTH CAROLINA
SECRETARY OF STATE JIM MILES
ARTICLES OF ORGANIZATION
LIMITED LIABILITY COMPANY

         The undersigned deliver the following articles of organization to form a South Carolina limited liability company pursuant to ss. 33-44-202 and ss. 33-44-203 of the 1976 South Carolina Code, as amended.

         1. The name of the limited liability company which complies with ss. 33-44-105 of the South Carolina Code of 1976 as amended is

         Mount Vintage Plantation Golf Club, LLC

         2. The address of the initial designated office of the limited liability company in South Carolina is:

              100 Whiskey Road   (P.O. Box 706, Edgefield, South Carolina 29824)
             -------------------------------------------------------------------
                               Street Address

              North Augusta, South Carolina               29841
             -------------------------------------------------------------------
                           City                         Zip Code

         3. The initial agent for service of process of the limited liability company is:

             Bettis C. Rainsford
             -------------------------------------------------------------------
                     Name

              100 Whiskey Road   (P.O. Box 706, Edgefield, South Carolina 29824)
             -------------------------------------------------------------------
                               Street Address

              North Augusta, South Carolina               29841
             -------------------------------------------------------------------
                           City                         Zip Code

         4.  The name and address of each organizer is:

             (a)   Bettis C. Rainsford
                   -------------------------------------------------------------
                         Name

                   108-1/2 Courthouse Square
                   -------------------------------------------------------------
                      Street Address

                   Edgefield, South Carolina                             29824
                   -------------------------------------------------------------
                       City                                            Zip Code

              (b)
                   -------------------------------------------------------------
                   Name


                   -------------------------------------------------------------
                   Street Address


                   -------------------------------------------------------------
                           City                                        Zip Code
                   (Add additional lines if necessary)

         5.  [X]   Check this box only if the company is to be a term
                   company.  If so, provide the term specified:

                   December 31, 2050
                   -----------------------------------------------------------

                   ----------------------------------------------------------
         6.  [X]   Check this box only if management of the limited liability company is vested in a manager or managers. If this company is to be managed by managers, specify the name and address of each initial manager.

             (a)   MV Development Company, LLC
                   -------------------------------------------------------------
                              Name

                   108-1/2 Courthouse Square (P.O. Box 388)
                  --------------------------------------------------------------
                              Street Address

                  Edgefield              South Carolina                29824
                  --------------------------------------------------------------
                          City                State                  Zip Code


             (b)
                  --------------------------------------------------------------
                              Name


                  --------------------------------------------------------------
                              Street Address


                  --------------------------------------------------------------
                          City                State                  Zip Code


             (c)
                  --------------------------------------------------------------
                              Name


                  --------------------------------------------------------------
                              Street Address


                  --------------------------------------------------------------
                          City                State                  Zip Code


             (d)
                  --------------------------------------------------------------
                              Name


                  --------------------------------------------------------------
                              Street Address


                  --------------------------------------------------------------
                          City                State                  Zip Code

         7.  [ ]    Check  this box only if one or more of the  members of the company are to be liable for its debts and obligations under ss. 33-44-303(c). If one or more members are so liable, specify which members, and for which debts, obligations or liabilities such members are liable in their capacity as members.

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________
         8. Unless a delayed effective date is specified, these articles will be effective when endorsed for filing by the Secretary of State. Specify any delayed effective date and time:



                  ______________________________________________________________

         9. Set forth any other provisions not inconsistent with law which the organizers determine to include, including any provisions that are required or are permitted to be set forth in the limited liability company operating agreement.

         10. Signature of each organizer:

               /s/ Bettis C. Rainsford
             -------------------------------------
               Signature of Organizer


             -------------------------------------
               Signature of Organizer


         Date: May 22, 1998
               ------------------

                               FILING INSTRUCTIONS

1. File two copies of this form, the original and either a duplicate original or a conformed copy.

2. If space on this form in not sufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form, or prepare this using a computer disk which will allow for expansion of the space on this form.

3. This form must be accompanied by the filing fee of $110.00 payable to the Secretary of State.


                                         Form Approved by South Carolina
                                         Secretary of State Jim Miles, June 1996